EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK
In re Patriot Coal Corporation

Case No. (Jointly Administered)	12-12900
Reporting Period:	Oct 31, 2012

Federal Tax I.D. #	20-5622045

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Legal Entities and Notes to MOR		x
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statements of Operations (Income Statement)	MOR-2	x
Balance Sheets	MOR-3	x
Status of Post-Petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-Petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Schedule of Payments to Professionals	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ JOHN E. LUSHEFSKI	November 16, 2012
Signature of Authorized Individual*	Date

John E. Lushefski
Printed Name of Authorized Individual

Senior Vice President and Chief Financial Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

GENERAL:
The report includes activity form the following Debtors and related Case Numbers:

Debtor	Case Number
Patriot Beaver Dam Holdings, LLC	12-12898
PCX Enterprises, Inc.	12-12899
Patriot Coal Corporation	12-12900
Affinity Mining Company	12-12902
Apogee Coal Company, LLC	12-12903
Appalachia Mine Services, LLC	12-12904
Beaver Dam Coal Company, LLC	12-12905
Big Eagle, LLC	12-12906
Big Eagle Rail, LLC	12-12907
Black Stallion Coal Company, LLC	12-12908
Black Walnut Coal Company	12-12909
Bluegrass Mine Services, LLC	12-12910
Brook Trout Coal, LLC	12-12911
Catenary Coal Company, LLC	12-12913
Central States Coal Reserves of Kentucky, LLC	12-12914
Charles Coal Company, LLC	12-12916
Cleaton Coal Company	12-12917
Coal Clean LLC	12-12918
Coal Properties, LLC	12-12919
Coal Reserve Holding Limited Liability Company No.2	12-12920
Colony Bay Coal Company	12-12921
Cook Mountain Coal Company, LLC	12-12922
Corydon Resources LLC	12-12923
Coventry Mining Services, LLC	12-12924
Coyote Coal Company LLC	12-12925
Cub Branch Coal Company LLC	12-12926
Dakota LLC	12-12927
Day LLC	12-12928
Dixon Mining Company, LLC	12-12929
Dodge Hill Holding JV, LLC	12-12930
Dodge Hill Mining Company, LLC	12-12931
Dodge Hill of Kentucky, LLC	12-12932
EACC Camps, Inc.	12-12933
Eastern Associated Coal, LLC	12-12934
Eastern Coal Company, LLC	12-12935
Eastern Royalty, LLC	12-12936
Emerald Processing, L.L.C.	12-12937

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

Gateway Eagle Coal Company, LLC	12-12938
Grand Eagle Mining, LLC	12-12939
Heritage Coal Company LLC	12-12940
Highland Mining Company, LLC	12-12941
Hillside Mining Company	12-12942
Hobet Mining, LLC	12-12943
Indian Hill Company LLC	12-12944
Infinity Coal Sales, LLC	12-12945
Interior Holdings, LLC	12-12946
IO Coal LLC	12-12947
Jarrell's Branch Coal Company	12-12948
Jupiter Holdings LLC	12-12949
Kanawha Eagle Coal, LLC	12-12950
Kanawha River Ventures I, LLC	12-12951
Kanawha River Ventures II, LLC	12-12952
Kanawha River Ventures III, LLC	12-12953
KE Ventures, LLC	12-12954
Little Creek LLC	12-12955
Logan Fork Coal Company	12-12956
Magnum Coal Company LLC	12-12957
Magnum Coal Sales LLC	12-12958
Martinka Coal Company, LLC	12-12959
Midland Trail Energy LLC	12-12960
Midwest Coal Resources II, LLC	12-12961
Mountain View Coal Company, LLC	12-12962
New Trout Coal Holdings II, LLC	12-12963
Newtown Energy, Inc.	12-12964
North Page Coal Corp.	12-12965
Ohio County Coal Company, LLC	12-12966
Panther LLC	12-12967
Patriot Coal Company, L.P.	12-12968
Patriot Coal Sales LLC	12-12969
Patriot Coal Services LLC	12-12970
Patriot Leasing Company LLC	12-12971
Patriot Midwest Holdings, LLC	12-12972
Patriot Reserve Holdings, LLC	12-12973
Patriot Trading LLC	12-12974
Pine Ridge Coal Company, LLC	12-12975
Pond Creek Land Resources, LLC	12-12976
Pond Fork Processing LLC	12-12977
Remington Holdings LLC	12-12978

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

Remington II LLC	12-12979
Remington LLC	12-12980
Rivers Edge Mining, Inc.	12-12981
Robin Land Company, LLC	12-12982
Sentry Mining, LLC	12-12983
Snowberry Land Company	12-12984
Speed Mining LLC	12-12985
Sterling Smokeless Coal Company, LLC	12-12986
TC Sales Company, LLC	12-12987
The Presidents Energy Company LLC	12-12988
Thunderhill Coal LLC	12-12989
Trout Coal Holdings, LLC	12-12990
Union County Coal Co., LLC	12-12991
Viper LLC	12-12992
Weatherby Processing LLC	12-12993
Wildcat Energy LLC	12-12994
Wildcat, LLC	12-12995
Will Scarlet Properties LLC	12-12996
Winchester LLC	12-12997
Winifrede Dock Limited Liability Company	12-12998
Yankeetown Dock, LLC	12-12999

Notes to the MOR:
On July 9, 2012 (the “Petition Date”), Patriot Coal Corporation (“Patriot”), as a stand-alone entity, and substantially all of its wholly-owned subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ Chapter 11 Cases are being jointly administered under the caption “In re: Patriot Coal Corporation, et al. (Case No. 12-12900).” Patriot’s joint ventures and certain of Patriot’s other subsidiaries (the “Non-Debtors”) were not included in the filing.
This Monthly Operating Report (“MOR”) has been prepared on a consolidated basis for the Debtors. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Bankruptcy Court and is in a format acceptable to the United States Trustee for the Southern District of New York (the “U.S. Trustee”). As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the condensed consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.
The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.
For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR. For further information, refer to the consolidated financial statements and footnotes included in Patriot’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2011 and the Form 10-Q for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission.
No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various pre-petition liabilities and other securities. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors.
Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at www.patriotcaseinfo.com.
Notes to MOR-4 and MOR-5:
For status of post-petition tax payments, see disclosures as noted on MOR-4. Due to the level of detailed records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon request.
Additionally, the Debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable and accounts payable balances of the Debtors. Due to the volume of transactions related to customer billings and vendor payments, the following items will be made available upon request: (i) summary of unpaid post-petition debts; (ii) listing of aged accounts payable; and (iii) accounts receivable reconciliation and aging.
Notes to MOR-6:
The post-petition secured notes adequate protection payments schedule is not applicable as there were no such payments in October 2012.
As of October 31, 2012, we have received the full proceeds from our $375 million term loan under our Debtor-in-Possession financing. As of October 31, 2012, we have $355 million in cash and cash equivalents and $50 million in a cash collateral account, which is included in "Cash collateralization deposits" on our balance sheet.

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Debtor	Case Number	Cash Receipts	Cash Disbursements
Patriot Beaver Dam Holdings, LLC	12-12898	$—	$—
PCX Enterprises, Inc.	12-12899	—	—
Patriot Coal Corporation	12-12900	161,119	37,665
Affinity Mining Company	12-12902	—	—
Apogee Coal Company, LLC	12-12903	—	14,201
Appalachia Mine Services, LLC	12-12904	—	804
Beaver Dam Coal Company, LLC	12-12905	—	—
Big Eagle, LLC	12-12906	—	—
Big Eagle Rail, LLC	12-12907	—	—
Black Stallion Coal Company, LLC	12-12908	—	6,141
Black Walnut Coal Company	12-12909	—	—
Bluegrass Mine Services, LLC	12-12910	—	—
Brook Trout Coal, LLC	12-12911	—	—
Catenary Coal Company, LLC	12-12913	—	5,848
Central States Coal Reserves of Kentucky, LLC	12-12914	—	152
Charles Coal Company, LLC	12-12916	—	—
Cleaton Coal Company	12-12917	—	—
Coal Clean LLC	12-12918	—	481
Coal Properties, LLC	12-12919	—	—
Coal Reserve Holding Limited Liability Company No.2	12-12920	—	—
Colony Bay Coal Company	12-12921	—	61
Cook Mountain Coal Company, LLC	12-12922	—	—
Corydon Resources LLC	12-12923	—	—
Coventry Mining Services, LLC	12-12924	—	—
Coyote Coal Company LLC	12-12925	—	2,881
Cub Branch Coal Company LLC	12-12926	—	—
Dakota LLC	12-12927	—	27
Day LLC	12-12928	—	—
Dixon Mining Company, LLC	12-12929	—	—
Dodge Hill Holding JV, LLC	12-12930	—	—
Dodge Hill Mining Company, LLC	12-12931	—	4,976
Dodge Hill of Kentucky, LLC	12-12932	—	—
EACC Camps, Inc.	12-12933	—	—
Eastern Associated Coal, LLC	12-12934	—	20,574
Eastern Coal Company, LLC	12-12935	—	—
Eastern Royalty, LLC	12-12936	—	442
Emerald Processing, L.L.C.	12-12937	—	217
Gateway Eagle Coal Company, LLC	12-12938	—	1,920
Grand Eagle Mining, LLC	12-12939	—	3,322

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Heritage Coal Company LLC	12-12940	—	2,408
Highland Mining Company, LLC	12-12941	—	13,609
Hillside Mining Company	12-12942	—	200
Hobet Mining, LLC	12-12943	—	13,216
Indian Hill Company LLC	12-12944	—	—
Infinity Coal Sales, LLC	12-12945	—	2
Interior Holdings, LLC	12-12946	—	—
IO Coal LLC	12-12947	—	—
Jarrell's Branch Coal Company	12-12948	—	2
Jupiter Holdings LLC	12-12949	—	108
Kanawha Eagle Coal, LLC	12-12950	—	6,472
Kanawha River Ventures I, LLC	12-12951	—	—
Kanawha River Ventures II, LLC	12-12952	—	—
Kanawha River Ventures III, LLC	12-12953	—	4
KE Ventures, LLC	12-12954	—	—
Little Creek LLC	12-12955	—	68
Logan Fork Coal Company	12-12956	—	—
Magnum Coal Company LLC	12-12957	—	1,814
Magnum Coal Sales LLC	12-12958	—	—
Martinka Coal Company, LLC	12-12959	—	102
Midland Trail Energy LLC	12-12960	—	3,546
Midwest Coal Resources II, LLC	12-12961	—	—
Mountain View Coal Company, LLC	12-12962	—	8
New Trout Coal Holdings II, LLC	12-12963	—	—
Newtown Energy, Inc.	12-12964	—	1,618
North Page Coal Corp.	12-12965	—	—
Ohio County Coal Company, LLC	12-12966	—	599
Panther LLC	12-12967	—	12,066
Patriot Coal Company, L.P.	12-12968	—	1,188
Patriot Coal Sales LLC	12-12969	—	9,038
Patriot Coal Services LLC	12-12970	—	3,549
Patriot Leasing Company LLC	12-12971	—	3,722
Patriot Midwest Holdings, LLC	12-12972	—	—
Patriot Reserve Holdings, LLC	12-12973	—	30
Patriot Trading LLC	12-12974	—	—
Pine Ridge Coal Company, LLC	12-12975	—	568
Pond Creek Land Resources, LLC	12-12976	—	—
Pond Fork Processing LLC	12-12977	—	—
Remington Holdings LLC	12-12978	—	—
Remington II LLC	12-12979	—	—

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Remington LLC	12-12980	—	3,657
Rivers Edge Mining, Inc.	12-12981	—	34
Robin Land Company, LLC	12-12982	—	2,748
Sentry Mining, LLC	12-12983	—	—
Snowberry Land Company	12-12984	—	—
Speed Mining LLC	12-12985	—	3,965
Sterling Smokeless Coal Company, LLC	12-12986	—	—
TC Sales Company, LLC	12-12987	—	—
The Presidents Energy Company LLC	12-12988	—	—
Thunderhill Coal LLC	12-12989	—	—
Trout Coal Holdings, LLC	12-12990	—	—
Union County Coal Co., LLC	12-12991	—	—
Viper LLC	12-12992	—	—
Weatherby Processing LLC	12-12993	—	—
Wildcat Energy LLC	12-12994	—	842
Wildcat, LLC	12-12995	—	53
Will Scarlet Properties LLC	12-12996	—	14
Winchester LLC	12-12997	—	—
Winifrede Dock Limited Liability Company	12-12998	—	22
Yankeetown Dock, LLC	12-12999	—	—

Notes to MOR-1:
Cash receipts and disbursements are for the period October 1, 2012 through October 31, 2012.
Cash receipts are collected at the Patriot Coal Corporation entity, where the cash remains. Cash disbursements are also made from Patriot Coal Corporation; however, we allocated these disbursements based upon the entity for whom the payment was being made.

In re Patriot Coal Corporation	Form No.	MOR-1a
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Bank Account Information
(Amounts in thousands)

Legal Entity	Case Number	Bank Name / Address	Account Number	Bank Balance
PCX Enterprises, Inc.	12-12899	Capital One Bank, 404 Fifth Ave., 4th Floor, New York, NY 10018	3612	$98
Patriot Coal Corporation	12-12900	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	7867	22,590
Patriot Coal Corporation	12-12900	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	1665	—
Patriot Coal Corporation	12-12900	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	8796	305,000
Patriot Coal Corporation	12-12900	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	1872	—
Patriot Coal Corporation	12-12900	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0808	100
Patriot Coal Corporation	12-12900	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0744	2,000
Patriot Coal Corporation	12-12900	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0736	5,000
Patriot Coal Corporation	12-12900	The Private Bank and Trust, 1401 South Brentwood Blvd., Saint Louis, MO 63144	0847	—
Patriot Coal Corporation	12-12900	The Private Bank and Trust, 1401 South Brentwood Blvd., Saint Louis, MO 63144	9577	20,000
Patriot Coal Corporation	12-12900	Comerica Bank, 1717 Main Street, Dallas, TX 75201	0469	Closed
Patriot Coal Corporation	12-12900	Sovereign/Santander, One Aldwyn Center, Villanova, PA 19085	0078	Closed
Patriot Coal Corporation	12-12900	BB&T , 233 Wyndale Road, PO Box 1209, Abingdon, VA 24212	0285	—
Patriot Coal Corporation	12-12900	Old National Bank, PO Box 23, Henderson, KY 42419-0023	5798	6
Patriot Coal Corporation	12-12900	United National Bank (WV), 500 Virginia Street East, Charleston, WV 25301	9778	5
Patriot Coal Corporation	12-12900	Reich and Tang, 1411 Broadway, 28th Floor, New York, NY 10018	0688	Closed
Apogee Coal Company, LLC	12-12903	Logan Bank and Trust Company	3013	3
Appalachia Mine Services, LLC	12-12904	Premier Bank Boone Division, 300 State Street, Madison, WV 25130	9760	4
Catenary Coal Company, LLC	12-12913	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	6124	7
Dodge Hill Mining Company, LLC	12-12931	Old National Bank, PO Box 718, Evansville, IN 47705	4618	6
Eastern Associated Coal, LLC	12-12934	Boone County Bank, PO Box 7, Madison, WV 25130	2203	7
Eastern Associated Coal, LLC	12-12934	Clear Mountain Bank, PO Box 205, Bruceton Mills, WV 26525	3650	8
Emerald Processing, L.L.C.	12-12937	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	7076	6

In re Patriot Coal Corporation	Form No.	MOR-1a
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Bank Account Information
(Amounts in thousands)

Emerald Processing, L.L.C.	12-12937	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	4393	15
Heritage Coal Company LLC	12-12940	Old National Bank, PO Box 718, Evansville, IN 47705	9523	2
Heritage Coal Company LLC	12-12940	US Bank, EP-MN-WS3C, 60 Livingston Ave, 3rd Floor, St Paul, MN 55107	6000	—
Highland Mining Company, LLC	12-12941	Old National Bank, PO Box 718, Evansville, IN 47705	3346	2
Hobet Mining, LLC	12-12943	United Bank, 500 Virginia Street East, Charleston, WV 25301	5973	4
Kanawha Eagle Coal, LLC	12-12950	Whitesville State Bank, P.O. Box 68, Whitesville, WV 25209	9116	4
Kanawha Eagle Coal, LLC	12-12950	BB&T , 233 Wyndale Road, PO Box 1209, Abingdon, VA 24212	0365	99
Magnum Coal Company LLC	12-12957	Huntington Bank, 919 5th Ave., Huntington, WV 25701	8169	27
Midland Trail Energy LLC	12-12960	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	7457	2
Newtown Energy, Inc.	12-12964	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	7068	2
Newtown Energy, Inc.	12-12964	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	4628	8
Panther LLC	12-12967	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	0773	2
Panther LLC	12-12967	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	1670	4
Patriot Coal Company, L.P.	12-12968	Ohio Valley National Bank, PO Box 5, Henderson, KY 42420	9129	7
Pine Ridge Coal Company, LLC	12-12975	Whitesville State Bank, P.O. Box 68, Whitesville, WV 25209	6286	Closed
Robin Land Company, LLC	12-12982	Huntington Bank, 919 5th Ave., Huntington, WV 25701	1897	3

Notes to MOR-1a:
All amounts listed above are the bank balances as of month end. Copies of bank statements and cash disbursement journals were not included with the MOR, but will be made available upon request.

In re Patriot Coal Corporation	Form No.	MOR-2
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Statements of Operations
For the Month Ended October 31, 2012
(Amount in thousands)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated Patriot Coal Corporation
Revenues
Sales	$143,085	$—	$—	$143,085
Other revenues	1,396	—	—	1,396
Total revenues	144,481	—	—	144,481

Cost and expenses
Operating costs and expenses	127,190	1	—	127,191
Depreciation, depletion and amortization	16,545	—	—	16,545
Asset retirement obligation expense	6,346	—	—	6,346
Impairment and restructuring charge	24	—	—	24
Selling and administrative expenses	4,007	—	—	4,007
Net gain on disposal or exchange of assets	—	—	—	—
Income from equity affiliates	—	—	—	—
Loss from non-debtor entities	1	—	(1)	—

Operating loss	(9,632)	(1)	1	(9,632)

Interest expense and other	4,760	—	—	4,760
DIP financing fees	1	—	—	1
Interest income	(1)	—	—	(1)

Loss before reorganization items and income taxes	(14,392)	(1)	1	(14,392)
Reorganization items, net (1)	23,671	—	—	23,671

Loss before income taxes	(38,063)	(1)	1	(38,063)
Income tax benefit	—	—	—	—

Net loss	$(38,063)	$(1)	$1	$(38,063)

Notes to MOR-2:
(1)    The Company’s reorganization items for the month ended October 31, 2012 consisted of the following:

Provision for rejected executory contracts and leases	$16,700
Professional fees	6,971
Reorganization items, net	$23,671
Professional fees are only those that are directly related to the reorganization and include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors.

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Balance Sheets
October 31, 2012
(Amounts in thousands)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated Patriot Coal Corporation
ASSETS
Current assets
Cash and cash equivalents	$354,934	$—	$—	$354,934
Accounts receivable and other, net of allowance	95,734	—	—	95,734
Inventories	137,324	—	—	137,324
Prepaid expenses and other current assets	21,977	—	—	21,977
Total current assets	609,969	—	—	609,969
Property, plant, equipment and mine development
Land and coal interests	2,903,817	—	—	2,903,817
Buildings and improvements	557,346	—	—	557,346
Machinery and equipment	777,499	—	—	777,499
Less accumulated depreciation, depletion and amortization	(1,105,827)	—	—	(1,105,827)
Property, plant, equipment and mine development, net	3,132,835	—	—	3,132,835
Cash collateralization deposits	64,990	—	—	64,990
Investments and other assets	4,508	28,103	—	32,611
Investments in non-debtor entities	23,376	—	(23,376)	—
Intercompany receivable (payable)	4,727	(4,727)	—	—
Total assets	$3,840,405	$23,376	$(23,376)	$3,840,405

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable and accrued expenses	$270,179	$—	$—	$270,179
Current portion of debt	402	—	—	402
Total current liabilities	270,581	—	—	270,581
Long-term debt, less current maturities	376,837	—	—	376,837
Asset retirement obligation	741,771	—	—	741,771
Workers' compensation obligations	240,449	—	—	240,449
Postretirement benefit obligations	91,344	—	—	91,344
Obligation to industry fund	32,657	—	—	32,657
Other noncurrent liabilities	23,701	—	—	23,701
Total liabilities not subject to compromise	1,777,340	—	—	1,777,340
Liabilities subject to compromise (1)	2,104,831	—	—	2,104,831
Total liabilities	3,882,171	—	—	3,882,171
Stockholders' equity (deficit)	(41,766)	23,376	(23,376)	(41,766)
Total liabilities and stockholders' equity (deficit)	$3,840,405	$23,376	$(23,376)	$3,840,405

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Balance Sheets
October 31, 2012
(Amounts in thousands)

Notes to MOR-3:
(1)    Liabilities subject to compromise represent unsecured obligations that will be accounted for under a plan of reorganization. Generally, actions to enforce or otherwise affect payment of pre-petition liabilities are stayed. Accounting Standards Codification (ASC) 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. These liabilities represent the amounts expected to be allowed on known or potential claims to be resolved through the Chapter 11 process, and remain subject to future adjustments arising from negotiated settlements, actions of the Bankruptcy Court, rejection of executory contracts and unexpired leases, the determination as to the value of collateral securing the claims, proofs of claim, and other events. Liabilities subject to compromise also include certain items that may be assumed under the plan of reorganization, and as such, may be subsequently reclassified to liabilities not subject to compromise.
The Bankruptcy Court has approved payment of certain pre-petition obligations, including employee wages, salaries and certain benefits and payments to certain shippers and critical vendors. The Debtors are required to pay vendors and other providers in the ordinary course for goods and services received after the filing of the Chapter 11 petitions and other business related payments necessary to maintain the operations of the Debtors’ businesses. Obligations associated with these matters are not classified as liabilities subject to compromise.
With the approval of the Bankruptcy Court, the Debtors have rejected certain pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations and may reject additional ones in the future. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and are classified as liabilities subject to compromise. Holders of pre-petition claims are required to file proofs of claims by the “bar date.” On October 18, 2012, the Bankruptcy Court entered an order establishing December 14, 2012 as the bar date for potential creditors other than governmental units to file claims (the “General Bar Date”). The bar date for governmental units to file claims was established as January 21, 2013 (the “Governmental Bar Date”). A bar date is the date by which certain claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 Cases. Upon the establishment of the General Bar Date and the Governmental Bar Date, all potential creditors of the Debtors were notified of these bar dates and the requirements to file a proof of claim with the Bankruptcy Court. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Bankruptcy Court will make a final determination as to the amount of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Bankruptcy Court approves a plan of reorganization. The Debtors will continue to evaluate these liabilities throughout the Chapter 11 Cases and adjust amounts as necessary. Such adjustments may be material. In light of the expected number of creditors, the claims resolutions process may take considerable time to complete. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.
Liabilities subject to compromise at October 31, 2012 consisted of the following:

Postretirement benefit obligations	$1,366,992
Unsecured debt	458,500
Interest payable	4,838
Trade payables	99,604
Sales-related liabilities	68,398
Rejected executory contracts and leases	55,224
Employee claims	14,434
Other accruals	36,841
$2,104,831
Other accruals primarily include liabilities subject to compromise related to accrued royalty payments, litigation reserves and other operating accruals.

In re Patriot Coal Corporation	Form No.	MOR-4
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Status of Post-Petition Taxes
For the Month Ended October 31, 2012
(Amounts in thousands)

	Beginning Tax (Asset) Liability	Amount Withheld and/or Accrued	Amount (Paid) Received	Ending Tax Liability

Payroll Taxes - Federal, State and Local	$1,606	$9,846	$(9,564)	$1,888

Federal Taxes, excluding Payroll Taxes
Federal Production Tax	1,265	1,400	(1,665)	1,000
Federal Income Tax	(310)	—	310	—
Total Federal Taxes, excluding Payroll Taxes	955	1,400	(1,355)	1,000

State and Local Taxes, excluding Payroll Taxes
State Production Tax	26,106	7,309	(8,149)	25,266
Real Estate Tax	5,893	574	(283)	6,184
Personal Property Tax	3,579	898	(565)	3,912
Sales Tax	1	1	(1)	1
Use Tax	198	130	(104)	224
Franchise Tax	(31)	120	—	89
Other Taxes	138	27	(38)	127
Total State and Local Taxes, excluding Payroll Taxes	35,884	9,059	(9,140)	35,803

Total Taxes	$38,445	$20,305	$(20,059)	$38,691

Notes to MOR-4
Tax payments may include certain pre-petition payments that were authorized through motions approved by the Bankruptcy Court.

In re Patriot Coal Corporation	Form No.	MOR-6
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Schedule of Payments to Professionals
For the Month Ended October 31, 2012
(Amounts in thousands)

		Amount Paid
Professional	Role	Month	Cumulative from July 9, 2012

AlixPartners/AP Services	Bankruptcy & Restructuring Advisors	$522	$685
Blackstone Advisory Partners L.P.	Investment Banker	—	125
Curtis, Mallet-Prevost, Colt & Mosle LLP	Conflicts Counsel	26	176
Davis Polk & Wardwell LLP	Special Counsel	2,155	5,194
GCG, Inc.	Notice, Claim & Administrative Agent	735	1,485
Kramer Levin Naftalis & Frankel, LLC	UCC Counsel	453	453
Weil, Gotshal & Manges LLP	DIP Lender Counsel	245	909
Willkie Farr & Gallagher LLP	DIP Lender Counsel	142	813

Notes to MOR-6:
Professional fees do not include payments to professionals or consultants that are paid in the ordinary course of business.

In re Patriot Coal Corporation	Form No.	MOR-7
	Case No. (Jointly Administered)	12-12900
	Reporting Period:	Oct 31, 2012
	Federal Tax I.D. #	20-5622045
Debtor Questionnaire
For the Month Ended October 31, 2012

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		✓
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		✓
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		✓
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		✓
5	Is the Debtor delinquent in paying any insurance premium payment?		✓
6	Have any payments been made on pre-petition liabilities this reporting period?	✓		Only per motions approved by the court
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	✓		Normal course of business
8	Are any post petition payroll taxes past due?		✓
9	Are any post petition State or Federal income taxes past due?		✓
10	Are any post petition real estate taxes past due?		✓
11	Are any other post petition taxes past due?		✓
12	Have any pre-petition taxes been paid during this reporting period?	✓		Only per motions approved by the court
13	Are any amounts owed to post petition creditors delinquent?		✓
14	Are any wage payments past due?		✓
15	Have any post petition loans been received by the Debtor from any party?		✓
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		✓
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		✓
18	Have the owners or shareholders received any compensation outside of the normal course of business?		✓